UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2015
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MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                         Other Events.

On September 15, 2015, the Registrant issued a press release announcing a stock repurchase program of up to $10 million of the Registrant’s outstanding shares of common stock.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01                         Financial Statements and Exhibits.

(d)                      Exhibits.

Exhibit No.	Description

99.1	Press release dated September 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)
Date: September 15, 2015	By:	/s/ Gary R. Shook
Gary R. Shook
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Des cription

99.1	Press release dated September 15, 2015.